As filed with the Securities and Exchange Commission on August 31, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09120
PRUDENT BEAR FUNDS, INC.
(Exact name of registrant as specified in charter)
8140 Walnut Hill Lane
Suite 300
Dallas, TX 75231
(Address of principal executive offices) (Zip code)
David W. Tice
David W. Tice & Associates, LLC
43-46 Norre Gade, Suite 137
Charlotte Amalie, St. Thomas, U.S. Virgin Islands 00802
(Name and address of agent for service)
1-800-711-1848
Registrant’s telephone number, including area code
Date of fiscal year end: September 30, 2005
Date of reporting period: March 31, 2005

Item 1. Report to Stockholders.
Prudent Bear Funds, Inc.
May 24, 2005
Dear fellow shareholders:
The Prudent Bear Fund returned -3.50% and -8.77% for the six and 12-month periods ending March 31, 2005, while the S&P 500 returned 6.88% and 6.69%, and the NASDAQ Composite returned 5.73% and 0.83% for the same periods. For the six and 12-month periods, the Prudent Global Income Fund returned 2.40% and 1.58% respectively.
The Prudent Bear Fund no-load shares total return for the 12 months ending March 31, 2005 was -8.77%, its 3 and 5-year average annual return was 5.65% and 12.75% respectively, and its average annual return since inception (Dec. 28, 1995) was -3.01%. The S&P 500 index total return for the 12 months ending March 31, 2005 was 6.69%, its 3 and 5-year average annual return was 2.75% and -3.16% respectively, and its average annual return since inception (Dec. 28, 1995) was 9.05% and (2/2/00) was -1.86%. The NASDAQ Composite index total return for the 12 months ending March 31, 2005 was 0.25%, its 3 and 5-year average annual return was 2.71% and -15.25% respectively, and its average annual return since inception (Dec. 28, 1995) was 7.29% and (2/2/00) was -12.89%. The Prudent Global Income total return for the 12 months ending March 31, 2005 was 1.58%, its 3 and 5-year average annual return was 11.94% and 8.01% respectively, and its average annual return since inception (Feb. 2, 2000) was 7.50%. The returns for the NASDAQ Composite exclude dividends and their reinvestment. Returns for the NASDAQ would be higher including dividends.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800.711.1848 or visiting www.prudentbear.com. The fund imposes a 1.00% redemption fee on shares held less than 30 days.
The first quarter of 2005 marked the second year of the stock market’s generally rising trend. While many argue that stocks are in a new bull market with much further to run, we continue to believe that stocks are in a secular bear market which will soon become more apparent as stocks resume their decline. Certainly the rally and increased volatility has been challenging for the Prudent Bear Fund with major stock market indices hitting 3 1/2-year highs in March. Our strategy during this period has been to reduce short exposure at the margin when deemed appropriate, cut back on put option positions and avoid individual short positions in more volatile names. We began increasing short exposure in the first quarter of this year as we believed that the odds of stocks resuming their decline had increased. This more aggressive posture helped the fund produce a 2.99% return in the first quarter vs. a 2.15% loss for the S&P 500.
Although the spot gold price rose by more than 2% over the six month period, precious metals stocks lost further ground with the major gold stock indices falling by 8-13%.

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Precious metals stocks lost 10-15% over the 12 months and have weakened further since quarter end. While this sector boosted performance significantly in 2002 and 2003, precious metals stocks adversely affected returns over the past 18 months. The Prudent Bear Fund continues to hold long positions in this area because we believe that these stocks will provide excellent returns if the unwinding of the credit bubble affects the economy and financial system as we expect. Nevertheless, we have reduced our precious metals exposure over the six-month period to reduce intermediate term risk. As the economic and stock market environment deteriorates and the bear market resumes, we expect to continue to increase short exposure by adding to put options, individual short sales and index short positions. At the date of this writing, the fund has short exposure of 69%, an effective short position of about 90% (adjusting for the impact from stock options) with a 10.5% net allocation to precious metals stocks.
Although the Dollar Index (a measure of the dollar against a market basket of major foreign currencies) fell over the six and 12-month periods, a dollar rally began in the first quarter and continues as of this writing. The dollar was particularly strong against the euro and other European currencies in the first quarter.
Since its inception, the Prudent Global Income Fund has gradually shifted and broadened its exposure to various foreign currencies. Early on, the fund devoted most of its assets to the euro and the Swiss franc. We believed that investments in euro-denominated securities offered the best opportunity for a currency gain, and that the Swiss franc offered stability in the event of a dollar crisis. More recently, the fund has broadened its exposure, particularly increasing its allocation to Asian currencies including the Hong Kong dollar, Singapore dollar and Japanese yen, while reducing exposure to the euro. In our view, the Asian dollar plays have more attractive defensive characteristics (they are either pegged to or closely managed against the US dollar, and therefore likely to decline less in a dollar rally), yet also offer “offensive potential.” Should China revalue its currency, almost every Asian currency would likely adjust to avoid becoming less competitive.
The Prudent Global Income Fund had a 13% allocation to gold bullion equivalent vehicles and precious metals stocks at quarter end. The average maturity of the fixed income allocation remains short (about 1 year) with only the highest quality credits (government issues) being purchased. We believe the fund remains positioned to help investors retain their global purchasing power in the event of further dollar weakness and potential crisis.
MARKET AND ECONOMIC VIEWS
In our last shareholder letter I suggested that our credit system had succumbed to dangerous “blow-off” dynamics. While indications of end-of-cycle extreme excess continue, important indications of heightened financial stress could very well be marking a major inflection point for the U.S. financial markets and economy.

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There are today myriad indications of extreme excess. The first quarter trade deficit jumped 25% from a year earlier to a record $174 billion. For 2004, the current account deficit rose 25% to a record $666 billion, with a two-year rise of 40%. Despite a multi-year decline in the dollar, monthly trade deficits now routinely exceed $60 billion. First quarter imports rose 15% from one year ago, with a two-year gain of 28%.
March new home sales came in at a record 1.431 million annualized pace, double the annual average from the decade of the ’90s. Existing home sales are currently approximately 70% above the ’90s average. Year-to-date combined new and existing home sales are more than 8% ahead of last year’s record pace. Adjustable rate and interest-only mortgages accounted for almost two-thirds of new mortgages during last year’s second half. A recent report from the FDIC identified 55 local housing markets in “boom” conditions, up two-thirds from last year, and double the number at the peak of the late-’80s housing bubble. An intense housing mania has taken hold up and down both coasts, with unprecedented numbers of home purchases for investment across the nation. According to the California Association of Realtors, “California households, with a median household income of $53,540, are $60,380 short of the $113,920 qualifying income needed to purchase a median-priced home...” This is unprecedented and we disagree strongly with Fed Chairman Greenspan that there is no national housing bubble.
Year-to-date, bank credit is expanding at a 13% annualized rate, rising sharply from 2004’s robust 8% growth. Bank securities credit is growing at an 18% pace and real estate loans are growing at 13%. Asset-backed security issuance is running double digits ahead of last year’s record pace, and outstanding commercial paper is expanding at an almost 19% rate. Total outstanding global derivative positions surpassed $220 trillion in notional value last year, having more than doubled over the preceding three years. Credit derivatives doubled in size in one year to $8.4 trillion, with credit default swaps rising 120%. Daily foreign exchange derivative turnover rose 57% last year to $1.9 trillion.
Worldwide central bank reserve positions rose $550 billion over the past year to $3.8 trillion. Chinese reserves rose 50% in twelve months to $659 billion, with the Chinese boom showing few indications of moderation. Foreign holdings of U.S. financial assets increased almost $1.1 trillion last year compared to the ’90s average of $388 billion. According to Hedge Fund Research Inc., hedge funds enjoyed a record $27.4 billion inflow during the first quarter. Hedge fund assets have surpassed $1 trillion, up from $375 billion in 1998 and a mere $39 billion in 1990.
STRESSES SUDDENLY MORE VISIBLE
Signs of monetary disorder and systemic stress are increasingly apparent. The most conspicuous of these is that the U.S. stock market trades poorly in the face of continued robust profit growth, extraordinarily low interest rates, and a favorable liquidity backdrop. And if the stock market has reached a quandary, the corporate bond market is in full retreat. Nearly half a trillion dollars of GM and Ford bonds have just been

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downgraded to junk. GM bond yields have spiked to 11.5%, and illiquidity has abruptly developed throughout markets for auto and auto-related debt. And the closely intertwined market for credit default swaps is facing its first major test, with many premiums spiking higher and liquidity evaporating. Many that had profited handsomely from writing credit insurance — expecting timely trades, if necessary, to hedge underlying risk — have learned the difficult lesson that booming bull markets can abruptly turn to illiquid bearish periods.
There are also significant indications of stress in the hedge fund community. Not only are returns not meeting elevated expectations, the industry is losing money this year. Fears are mounting that some funds have suffered major losses and that redemptions will soon commence in earnest. None of this should be surprising. Disappointment is an inevitable fact of investment life when too much speculative finance chases limited return opportunities. Popular trades become crowded, and the quest for profits and avoiding heavy losses grows all too taxing. In time, the liquidity backdrop turns problematic as trades disappoint, levered positions are unwound, and investors retrench.
Today, various markets are experiencing wild market volatility, certainly including equities, bonds and interest rates, credit, currencies, commodities, and emerging market debt. Ten-year Treasuries, which yielded 3.99% in early February, surged to 4.64% by late March, before sinking back to about 4.00% in May. Junk bond spreads collapsed to multi-year lows, only to spike 165 basis points higher over the past two months. While in the early stages, heightened risk aversion is palpable. What a far cry from the aggressive risk-taking of the past two years! Recent volatility across the spectrum of markets is anything but favorable to leveraged-speculator or derivative-hedging positions. And only time will tell as to how the unfolding financial tumult will impact the burgeoning market for collateralized debt obligations and other structured products, not to mention the essential asset- and mortgage-backed securities marketplaces. Many have purchased structured products in pursuit of higher yields without understanding the underlying risk. And we see little recognition of the heightened risk of a systemic credit event.
The bottom line is that — whether one is an investor, speculator, banker, home buyer, automobile manufacturer or their customer, corporate executive, entrepreneur or a policymaker — recent monetary disorder has complicated decision-making and greatly increased the risk of flawed analysis, poor judgments, wrong decisions and disappointing outcomes. We now have a much clearer appreciation for why so many mistakes are made during the late stage of bubbles.
THE NATURE OF BUBBLES
It is the nature of bubbles that they endure only with unrelenting credit and speculative excess. Sustaining them becomes an increasingly arduous task for the financial system, as the burden of leveraging and intermediating escalating risk takes its toll. At $36.9 trillion, total credit market debt now exceeds 315% of GDP. This is up from 275% at the beginning of 2000 and 250% one decade ago. Total credit market debt increased a

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record $2.8 trillion last year. Importantly, financing bubble-economy spending abnormalities becomes progressively onerous. Nominal gross domestic product is expanding at a 6% pace, after increasing 34% over six years. The current account deficit appears on track to exceed $700 billion. Moreover, the credit system must create sufficient finance to sustain highly inflated asset prices throughout the economy, including manic housing markets in California, Florida, New York, along the entire East Coast and elsewhere. Nationally, home sales turnover will likely exceed $2 trillion this year, up about 50% from 2003 and almost double the level from five years ago.
It is also the nature of systemic bubbles that financing speculation turns perilous during the “terminal” blow-off phase of excess. While surging asset prices and strong speculative returns garner keen attention, stress and vulnerability mount beneath the surface. On the one hand, blow-off-speculative excesses create unprecedented system liquidity, a captivating environment too easily extrapolated. On the other, the maladjusted financial and economic systems become highly susceptible to any development impacting marketplace confidence. Especially at the frenzied late stage, changes in market perceptions have a profound influence on sectoral and system liquidity.
During the boom, credit and speculative excess — and resulting over-liquification — always nurture distortions in the perceptions, pricing and appetite for risk. Cheap and abundant liquidity are available for financial speculators, who aggressively finance the marginal corporate and household borrowers. Similarly mispriced finance is available for speculation in residences, commercial properties, land, businesses, art, sport franchises, collectables and other inflating asset prices throughout the economy. But losses, so expediently held at bay throughout the booming asset inflation, do later come home to roost. Such dynamics were in notable force throughout 2003 and 2004. In the financial markets, speculation fostered a collapse in risk premiums — including GM credit default swaps and risk premiums throughout structured finance — that are coming back to bite hard during 2005.
For the system as a whole, there has been no letup in speculative leveraging. Outstanding “repo” positions now surpass $3.3 trillion. Wall Street has remained in an expansion mode, a continuation of the trend that has seen securities firms’ assets surge 80% in five years. It is also worth noting that total foreign holdings of U.S. financial assets expanded at an annualized pace of $1.3 trillion during last year’s second half to end 2004 at $9.3 trillion, up 60% in five years.
ILLUSIONS OF PROSPERITY
Financial bubbles tend to mask underlying problems and structural frailty, although they cannot erase or rectify them. To be sure, there are key issues associated with a rapidly expanding financial sector. Destabilizing dynamics include the over-financing of hot groups and industries, a general increase in credit creation with deteriorating quality, and the financing of onerous asset bubbles. Financing bubbles, with their attendant escalating risk profile, foster inevitable intermediation issues. As some markets and

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intermediaries inevitably stumble in the unstable environment, the ever-increasing financing burden falls upon others. We are witnessing this dynamic unfold, especially with regard to the government sponsored enterprises (GSEs).
To this point, confidence in and demand for structured finance has been untainted. Indeed, the seemingly insatiable appetite enables Wall Street structured products to carry an increasingly heavy intermediation load. Asset-backed security issuance is running 20% ahead of last year’s record pace of almost $900 billion, which was 50% higher than a record 2003. Home equity loan ABS issuance is 25% ahead of 2004’s record $420 billion, which was up 80%. There has been a similar issuance boom in collateralized debt obligations and other structured products. But with the recent onset of heightened marketplace risk aversion, we suspect that the banking system will now have little alternative than to function as the major repository for late-cycle risk. “New Era” notions that the banking system can easily lay off risk to “the market” or “through derivatives” will be discredited.
It is a problematic reality of financial bubbles that they eventually succumb to wildly destabilizing speculation. This process culminates with the pool of speculative finance expanding exponentially, as the crowd places larger bets at inflated price levels with enormous cumulative leverage. Such dynamics foster compounding growth in system leverage and boom-time liquidity. All the while, the ballooning pool of speculative finance ensures over-trading and “crowded trades.” Surreptitiously, speculative-based liquidity creation evolves into the prominent source of liquidity for the financial markets and finance for the bubble economy. At such point, however, system stability is impinged by increased marketplace volatility, vulnerability to speculator de-leveraging, major uncertainties, and the risk of bursting bubbles.
Uncertainty and confusion become prominent aspects of the end-of-cycle marketplace environment. This, in particular, creates a great deal of ambiguity with respect to the liquidity environment. Importantly, speculator perceptions and their risk tolerance are susceptible to abrupt change. This poses a newfound dilemma for a credit system in the midst of financing blow-off excesses. We believe changing “speculator perceptions” are now a major issue, with the system having recently embarked on the uncertain and dangerous bubble expiration phase.
THE FED’S ABDICATION OF RESPONSIBILITY
There are pertinent facets to the nature of bubble economies that are also deserving of contemplation. By their very nature, such economies fall victim to the whims of the financial bubble. Distorted financial flows fuel inflated spending levels and altered patterns. The more protracted the boom period — the longer the monetary authority accommodates bubble excess and evolution — the more powerful, unwieldy and destabilizing become the end-of-cycle distortions and maladjustments. Covertly, unsound finance corrosively disrupts pricing and profit signals throughout the real economy. Booms then culminate with a breakdown of system pricing mechanisms, as the boundless pursuit of inflating assets and financial gains overwhelm and pervert real

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economy profits and incentives. Inflation is mistaken for true wealth creation, ironically fostering only greater wealth destroying behavior.
Our system has over the past two years experienced one more reckless bout of asset price and corporate profit inflation, only stoking greater credit excess, speculation, consumption, and mal-investment. Alan Greenspan contends that Adam Smith’s “invisible hand” is “continuously readdressing market imbalances towards equilibrium.” But this flies in the face of bubble realities, which by their nature corrupt pricing mechanisms in a self-reinforcing inflation of prices and maladjustments. Eventually, self-adjusting market forces completely succumb to monetary disorder. Credit and liquidity excess foment uncontrollable asset bubbles, distorted risk perceptions, and various inflationary manifestations, all begetting greater credit and speculative excess.
It becomes incumbent upon monetary policymakers to recognize that they — and, unfortunately, not market forces — alone have the responsibility to rein in excesses before they go to unmanageable extremes. Bubbles, left to their own devices, will spawn progressively deleterious mal- and over—investment. Profligate finance evokes the extrapolation of “blow-off” over-consumption. This is especially true at the upper-end, where demand is inordinately stimulated by asset bubble wealth effects. The extrapolation of housing bubble and related demand assures extreme late-cycle economic imbalances and maladjustments. All the while, ballooning current account deficits and currency vulnerability become the inevitable upshot of end-of-cycle overloaded demand and mal-investment. Prolonging the boom comes at great risk to the underlying currency. And one would traditionally expect broadening and increasingly problematic inflationary pressures, manifestations from the confluence of credit excess, a tainted pricing mechanism and economic maladjustment. Escalating financial system strain becomes inescapable.
The U.S. economy is today demonstrating classic bubble-economy manifestations. Years of growing imbalances are culminating into conspicuous late-cycle extremes. Indicative of the uneven flow of finance to the economy, over the past year 303,000 jobs have been added in construction, 307,000 in “leisure and hospitality,” 170,000 in financial services, and 144,000 in government. Over this period our manufacturing base has shed 12,000 workers.
DANGEROUS REAL ESTATE/MORTGAGE FINANCE BUBBLES
The financial system is easily on pace to surpass last year’s record $1.2 trillion in total mortgage credit growth. Average national home sales prices are up 20% in two years to almost $250,000, with a six-year gain of 50%. Yet these statistics mask the inflationary spikes taking place in the more desirable locations and neighborhoods throughout the country. One of history’s most spectacular housing manias runs its course in California, and to only somewhat lesser extents elsewhere. Statewide median prices are up 62% over three years in California to surpass an astonishing $495,000. Median Golden State prices are up 130% in six years.

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Reminiscent of late-stage technology excess, the housing construction boom has taken on a life of its own. As home-builder executives hype housing and their stocks to a CNBC audience, another two million housing units will be constructed this year. South Florida is in the midst of an historic condo building and speculating boom, with developers’ dreams including a 110-story high-rise. Nationally, an unprecedented building boom runs white hot in luxury “McMansions,” condos and vacation properties. Appearing almost by design, perpetual “easy money” made certain that the housing mania was even more spectacular – and much more dangerous – than its predecessor in tech stocks. In Las Vegas, Steve Wynn has built the world’s most expensive resort. At $2.7 billion, the cost per room is a record $1 million. Construction will soon begin on Donald Trump’s $740 million hotel and condo tower in Chicago. Mr. Trump also has plans for major projects in Las Vegas, Waikiki, Westchester County (New York), and Florida.
Asset-inflation-induced demand for luxury foreign autos and retail goods also plays a prominent role in helping create unmanageable trade deficits. The weakened dollar and resulting commodity inflation is fueling costlier imports and a major energy investment boom. Import prices rose 8% from one year ago, a number almost certain to worsen with a likely Chinese revaluation. Conspicuous sector imbalances see a boom for homebuilders, energy and finance, along with a disconcerting bust for our domestic auto and airline industries. Bubble economy inflationary pressures remain especially prevalent throughout housing, medical care, energy, and tuition. Even the consumer price index is registering 3.5% year-on-year inflation, a rate that central bankers previously found unacceptable.
From first quarter Federal Reserve “flow of funds” data, we see that total non-financial and financial credit market debt increased last year by a record $2.8 trillion to $36.9 trillion. This is more than double the average annual growth from the ’90s. Total non-financial debt increased $1.93 trillion during 2004, or 8.7%. This was the strongest rate of debt growth since 1988’s 9.0% rate. Total household borrowings increased 11% last year, the most rapid expansion since 1986, with a three-year gain of 34%. Federal debt expanded 9% during the year and 30% in three years. Examining the household balance sheet, the value of household sector assets inflated $5.07 trillion, or 9.4%, last year, with a record two-year gain of $10.9 Trillion. There is no mystery surrounding the “resilient” bubble economy.
Total mortgage debt expanded a record $1.19 trillion, or 12.8% during 2004, with three-year growth an astounding 40%. Total mortgage debt growth has averaged just over $1 trillion annually now for three years, compared to a $270 billion average during the decade of the ’90s. Quoting from a recent American Banker article, “Over the past 18 months the mortgage industry has undergone a revolution in the way it lends and in the kind of loans it makes.” We have no doubt. This historic period of end-of-cycle excess has been fueled by an unparalleled proliferation of interest-only, adjustable-rate, negative amortization, no downpayment, and teaser-rate mortgage products. Artificially low rates and financing marginal borrowers have played a prominent role in price

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inflation, in classic manic blow-off fashion. Only time will tell to what extent leveraged speculative holdings of MBS have been financing this bubble.
Mortgage finance excesses now fuel conspicuous real economy imbalances. First quarter residential investment advanced 13% from one year ago. Residential construction spending rose 12% during 2004, with a two-year gain of 28%. Construction of new residential units is now running almost 40% above the ’90s average. Jumping 11.17%, last year’s national housing inflation was the strongest since 1979. The number of second homes bought increased 50% during 2004, with one in every three homes purchased for investment purposes. The number of million dollar home transactions increased 47%. And it is said that up to 60% of buyers in California are now using interest-only mortgages. But gross excess is not limited to the Golden State. Manhattan apartment prices rose 32% last year to a record $1.27 million. Prices in Florida jumped 27% over the past year, with 5-year gains of almost 90%. It really is a national phenomenon in contrast to what Mr. Greenspan would lead us to believe.
Extraordinary housing inflation is only one indication of end-of-cycle asset market instability. The financial problems at General Motors and Ford are grave, resurfacing after only a temporary reprieve courtesy of the Greenspan/Bernanke reflation. And while these major companies are at the brink of losing access to the financial markets, the weakest mortgage borrowers have never enjoyed such easy terms. Indeed, corporate debt problems again only exacerbate mortgage lending excess. The corporate bond market is now enveloped in uncertainty and destabilizing volatility, with Treasuries under unrelenting – and marketplace-destabilizing – buying pressure. Credit spreads are widening, in some case significantly. The weaker corporate borrowers are experiencing reduced credit availability, an abrupt departure from two years of ultra-easy access. The stock market has commenced manic-depressive volatility that in the past has been a harbinger of serious trouble.
THE END GAME
We can write with confidence that the Greenspan/Bernanke risk bubble has been pierced. This extraordinary bout of enthusiastic risk-taking lasted more than two years. In particular, speculation in credit derivatives, default swaps, corporate bonds and stocks distorted risk premiums and the perception of market risk throughout the system. The speculative bubble in corporate credit risk fostered a collapse in risk premiums from junk bond spreads to equity options that worked to expand liquidity and stimulate demand for securities across the board. Cheap market insurance was a boon to speculation. But that is all changing now. Speculators in credit derivatives have been badly burned and are in full retreat. And, after years of compounding excess, there is a systemic predicament whenever the enormous leveraged speculating community seeks to off-load risk. This development takes on greater significance with major risk intermediaries such as Fannie Mae, Freddie Mac, and AIG now severely restrained given their company-specific problems.

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It is difficult to imagine a credit system more unbalanced and vulnerable than the present one. Divergences in the flow of finance and risk perceptions, as well as the degree of overall speculation, are all at extremes. There is faltering liquidity and credit availability in corporate finance. At the same time, excess runs out of control throughout mortgage finance. System liquidity creation remains excessive and extraordinarily unstable. To be sure, exorbitant mortgage and government borrowings ensure that there is no letup in the scourge of non-productive credit growth. The nature of this credit creation assures only growing imbalances, price instabilities, and heightened inflationary pressures. The global backdrop is similarly extraordinary. The emerging markets have to this point demonstrated uncharacteristic resiliency in the face of heightened financial stress. A continuation of this dynamic would have important implications for global inflationary pressures, as well as for the dollar. How today’s possibly altered global liquidity environment would react to U.S. financial crisis remains a major unknown.
The halcyon “nothing matters” market landscape from 2004 presaged today’s environment fraught with major uncertainties. Economic forecasts are these days conflicting and uncertain, ranging from robust growth to imminent recession. We lean heavily toward the “inflationary boom vulnerable to financial crisis” analysis. Bubble economy fundamentals are unsound. Still, as long as credit excesses are sustained we would expect powerful inflationary forces to support widely divergent sector performance. There is no overstating the force or expected tenacity of the ongoing mortgage finance bubble.
The inflation backdrop is similarly fraught with unusual uncertainty. Views vary from faith that we having reached “the promised land of price stability” to justified fears of the most potent inflationary pressures since at least the 1980s. There is mounting evidence of expanding pricing power, as well as secondary effects after an extended period of high energy and raw material prices. In assessing prospective commodities prices, we take special note of a global liquidity and inflation environment unlike anything experienced in some time, if ever. Many expect a Chinese hard landing and general global slowdown to hasten a major retreat in commodities markets. Yet the highly liquid and booming economies in China, India, and throughout Asia are proving resilient, as are “emerging” economies in Latin America and elsewhere.
There is also considerable uncertainly with regard to China’s currency revaluation. And dollar views vary from confidence that the dollar bear market has run its course and a major recovery is in process, to fear that the recent “dead cat bounce” is a harbinger of a serious dollar breakdown. So far this year the dollar has stabilized and posted decent gains against the euro and other major currencies. But a lot has gone right for the dollar. European economies have disappointed, while yield differentials have widened. Dollar short positions have been squeezed, yet the dollar index these days trades near 86 after sinking from a high of 120. We see no reason to alter our long-term bearish view.
Nowhere are divergences more pronounced than with regard to Federal Reserve policies. The consensus has financial and economic vulnerability pressuring the Fed to soon wrap

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up its rate normalization project. We are in the camp that sees the possibility that significantly higher short-term rates may be necessary to rein in excesses throughout mortgage finance and to stabilize the current account.
WRENCHING ADJUSTMENTS INEVITABLE
For too long the Greenspan Fed has pegged rates at artificially low levels. The consequent inflationary boom has, as they virtually always do, energized the economy, financial markets and asset prices generally. After initial stimulating effects, however, inflationary booms develop into mechanisms arbitrarily and unjustly redistributing wealth. The oil companies – and their investors – today enjoy windfall profits, while General Motors and Ford – and their stakeholders - suffer mightily at the hands of rising healthcare and retirement costs, along with surging steel and energy prices. Former Dallas Fed Chairman, Robert McTeer’s advice that “we all hold hands and buy SUVs” may have succeeded for awhile, but now many pay a heavy price. Domestically, the futile attempt to restructure the social security system should be viewed in the context of a nascent generational struggle over inflated obligations and limited real resources. Globally, the rising tide of protectionist leanings represents a predictable response to an inflationary boom’s inequitable transfer of wealth among nations.
Our analysis leads us to believe in the inevitability of recession and financial crisis. The financial sector is in the midst of uncontrolled expansion and gross excess. Prolonging this inflationary bubble is dangerous and has become increasingly unmanageable. There are at this point few alternatives and no painless options. Credit growth must be slowed, and finance must be redirected from housing and consumption to more productive endeavors. This will be an enormous, problematic undertaking. Still, there is no alternative other than the maladjusted and unbalanced U.S. economy suffering through a wrenching adjustment period, including onerous declines in some inflated asset markets. The destabilizing mortgage finance bubble must be pierced, and the attendant ballooning pool of global speculative finance must be reined in. It is necessary to bring the U.S. current account deficit under control. The vulnerable dollar must be supported with both reduced non-productive debt growth and pronounced yield differentials. Moreover, the imbalanced global economy must be weaned from unsustainable U.S. trade and financial flows.
The Greenspan Fed today faces, by its own making, a momentous and risky mission. We take very strong exception with the consensus view that the Fed is hamstrung by system leverage and vulnerability to recession. Not moving to commence the adjustment process risks financial collapse and depression. At this point, recession is an imperative aspect of the unavoidable adjustment. And, regrettably, financial crisis is the only means for ridding the system of destabilizing speculative excess and unsound financial flows. And with ongoing extreme late-cycle maladjustments, time is of the essence. The risk of delaying the adjustment process is today great.
Each year brings only greater credit expansion and speculative excess from the financial system. Each year sees the underlying structure of the real economy become only more

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unsound and dictated by boom-time credit, speculation, and liquidity excess. Every month the gap widens between the claims created in the financial sector and real economic wealth. Every month our debts to foreign lenders inflate and the cumulative debt load becomes more untenable. Importantly, a progressively inflated and dysfunctional financial system is the key perilous dynamic of systemic bubbles. The question becomes, how long will the Federal Reserve accommodate the course toward future disaster? The mortgage finance bubble represents the greatest risk to our financial and economic future, and we can only hope that the Federal Reserve has the judgment and fortitude to rein in mortgage lending excesses. The current trend courts financial and economic catastrophe. And such an intense mania is not prone to gentle moderation. Allowing the mortgage finance bubble to run its course would be the most reckless monetary policy in history.
CONCLUSION
The confluence of general monetary disorder and a major stock market topping process have not made our portfolio management job any easier. After beginning the year in a major defensive posture, we have meaningfully increased our short exposure. At the same time, lower prices and stock sales have significantly reduced our exposure to the slumping precious metals’ stocks. Expecting wild volatility and uncertainty, we have remained cautious and especially cognizant of staying highly liquid with our short positions. We have taken positions to potentially profit from what we expect to be a very poor year in the stock market, with the possibility for marketplace dislocation and financial crisis.
Sincerely,
David W. Tice
Please refer to the next page for important disclosure information.

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Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.
The Prudent Bear Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may also hold restricted securities purchased through private placements. Such securities may be difficult to sell without experiencing delays or additional costs.
The Prudent Global Income Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.
Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. While the Prudent Bear Fund is no-load, there are management and distribution fees that apply.
The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (05/05)

Prudent Bear Funds, Inc.
Advisor Disclosure
On December 10, 2004, the Board of Directors of Prudent Bear Funds, Inc. approved the continuation of both the Prudent Bear Fund’s investment advisory agreement with David W. Tice & Associates, LLC and the Prudent Global Income Fund’s investment advisory agreement with David W. Tice & Associates, LLC. Prior to approving the continuation of the agreements, the Board considered:
•	the nature, extent and quality of the services provided by David W. Tice & Associates, LLC

•	the investment performance of each Fund

•	the cost of the services to be provided and profits to be realized by David W. Tice & Associates, LLC from its relationship with each Fund

•	the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any such economies of scale

•	the expense ratio of each Fund

•	the manner in which portfolio transactions for each Fund are conducted, including the use of soft dollars
In considering the nature, extent and quality of the services provided by David W. Tice & Associates, LLC, the Board of Directors considered a report prepared by David W. Tice & Associates, LLC describing the portfolio management, shareholder communication and servicing, and regulatory compliance services provided by David W. Tice & Associates, LLC to each Fund. The Board concluded that David W. Tice & Associates, LLC was providing essential services to each Fund. In particular, the Board concluded that David W. Tice & Associates, LLC was preparing reports and was providing services to each Fund that was in addition to the services investment advisers typically provided non-mutual fund clients, such as providing the Funds with a chief compliance officer and shareholder liaison services.
The Directors compared the performance of each Fund to benchmark indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.
In concluding that the advisory fees payable by each Fund were reasonable, the Directors considered a report prepared by David W. Tice & Associates, LLC of the costs of services provided, and the profits realized, by David W. Tice & Associates, LLC from its relationship with each of the Prudent Bear Fund and Prudent Global Income Fund and concluded that with respect to each Fund, the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

Prudent Bear Funds, Inc.
Advisor Disclosure (cont.)
The Directors also reviewed reports prepared by U.S. Bancorp Fund Services, LLC comparing each Fund’s expense ratio and the advisory fees paid by each Fund to those of other comparable mutual funds. After reviewing the reports, the Directors concluded that the investment advisory fees paid each Fund were reasonable, particularly in light of the complexity and unusual nature of the Funds. They also concluded that the expense ratios were within the range of comparable mutual funds, although noting that there were a limited number of comparable mutual funds. The Directors noted that the investment advisory fee paid by each Fund was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and the projected growth of each Fund for the upcoming year.
Finally, the Board reviewed reports discussing the manner in which portfolio transactions for each Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by David W. Tice & Associates, LLC was beneficial to the Funds and that David W. Tice & Associates, LLC was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

Prudent Bear Funds, Inc.
Expense Example
March 31, 2005
As a shareholder of the Prudent Bear or Prudent Global Income Funds, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 10/01/04 — 3/31/05.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the

Prudent Bear Funds, Inc.
Expense Example (cont.)
March 31, 2005
actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Prudent Bear Fund
No Load

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/04	3/31/05	10/1/04 – 3/31/05
Actual + (1)	$1,000.00	$965.00	$9.11
Hypothetical ++ (2)	$1,000.00	$1,015.66	$9.35

+	Including dividends on short positions, your actual cost of investment in the Fund would be $12.54.

++	Including dividends on short positions, your hypothetical cost of investment in the Fund would be $12.84.

(1)	Ending account values and expenses paid during period based on a (3.50)% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Prudent Bear
Fund Class C

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/04	3/31/05	10/1/04 – 3/31/05
Actual + (1)	$1,000.00	$962.20	$12.77
Hypothetical ++ (2)	$1,000.00	$1,011.92	$13.09

+	Including dividends on short positions, your actual cost of investment in the Fund would be $16.19.

++	Including dividends on short positions, your hypothetical cost of investment in the Fund would be $16.57.

(1)	Ending account values and expenses paid during period based on a (3.78)% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.

*	Expenses are equal to the Fund’s annualized expense ratio of 2.61%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Prudent Bear Funds, Inc.
Expense Example (cont.)
March 31, 2005
Prudent Global Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/04	3/31/05	10/1/04 – 3/31/05
Actual (1)	$1,000.00	$1,024.00	$6.51
Hypothetical (2)	$1,000.00	$1,018.50	$6.49

(1)	Ending account values and expenses paid during period based on a 2.40% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Prudent Bear Funds, Inc.
Prudent Bear Fund
Allocation of Portfolio Assets — March 31, 2005
Does not include investments used for collateral or short-term cash investments.
Prudent Global Income Fund
Allocation of Portfolio Assets — March 31, 2005

Prudent Bear Funds, Inc.
Statements of Assets and Liabilities
March 31, 2005
(Unaudited)

	Prudent Bear	Prudent Global
	Fund	Income Fund
ASSETS:
Investments, at value (cost $384,016,903 and $412,578,867, respectively)	$403,801,334	$418,786,136
Cash	129,000	—
Deposit at brokers for short sales	13,299,092	—
Receivable from broker for proceeds on securities sold short	182,762,113	—
Receivable for investments sold	8,761,512	7,222,306
Capital shares sold	1,579,575	1,109,161
Dividends receivable	—	3,250
Interest receivable	1,190,372	12,264,949
Receivable for futures contracts	109,125	—
Other assets	69,144	98,698

Total Assets	611,701,267	439,484,500

LIABILITIES:
Securities sold short, at value (Proceeds of $180,429,274 and $0, respectively)	188,017,242	—
Payable for securities purchased	10,599,913	—
Capital shares redeemed	518,843	3,178,070
Payable to Adviser	426,259	292,125
Dividends payable on short positions	227,659	—
Accrued expenses and other liabilities	705,474	613,459

Total Liabilities	200,495,390	4,083,654

NET ASSETS	$411,205,877	$435,400,846

NET ASSETS CONSIST OF:
Capital stock	$551,424,883	$402,815,119
Accumulated undistributed net realized gain (loss) on investments sold, securities sold short, option contracts expired or closed, and foreign currencies	(154,726,219)	26,043,834
Net unrealized appreciation (depreciation) on:
Investments	19,784,431	6,207,269
Foreign currencies	—	334,624
Short positions	(7,587,968)	—
Futures contracts	2,310,750	—

TOTAL NET ASSETS	$411,205,877	$435,400,846

NO LOAD SHARES:
Net Assets	$391,756,972	$435,400,846
Shares outstanding (250,000,000 shares of $.0001 par value authorized)	71,130,601	37,080,797
Net Asset Value, Redemption Price and Offering Price Per Share	$5.51	$11.74

CLASS C SHARES:
Net Assets	$19,448,905
Shares outstanding (250,000,000 shares of $.0001 par value authorized)	3,637,826
Net Asset Value, Redemption Price and Offering Price Per Share	$5.35

See notes to the financial statements.

Prudent Bear Funds, Inc.
Statements of Operations
Six Months Ended March 31, 2005
(Unaudited)

	Prudent Bear	Prudent Global
	Fund	Income Fund
INVESTMENT INCOME:
Interest income	$4,035,670	$5,685,529
Dividend income on long positions (net of foreign taxes withheld of $0 and $72,031, respectively)	198	83,658

Total investment income	4,035,868	5,769,187

EXPENSES:
Investment advisory fee	2,492,841	1,979,472
Administration fee	183,288	178,667
Shareholder servicing and accounting costs	272,738	317,759
Custody fees	66,293	80,862
Federal and state registration	40,967	64,856
Professional fees	61,266	47,378
Distribution expense — No Load shares	477,122	659,824
Distribution expense — Class C shares	85,784	—
Reports to shareholders	45,144	43,220
Directors’ fees and expenses	9,107	9,115
Insurance expense	26,260	33,165
Dividends on short positions	1,405,861	—
Other expense	—	—

Total expenses	5,166,671	3,414,318

NET INVESTMENT INCOME (LOSS)	(1,130,803)	2,354,869

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Long transactions	6,134,753	26,744,342
Short transactions	(15,907,281)	—
Option contracts expired or closed	(13,285,791)	—
Futures contracts closed	(7,686,636)	—
Foreign currency translation	—	(578,595)

Net realized gain (loss)	(30,744,955)	26,165,747
Change in unrealized appreciation / depreciation on:
Investments	12,102,027	(17,428,357)
Short positions	1,473,578	—
Futures contracts	2,072,187	—
Foreign currency	—	(76,373)

Net unrealized gain (loss)	15,647,792	(17,504,730)

Net realized and unrealized gain (loss) on investments	(15,097,163)	8,661,017

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,227,966)	$11,015,886

See notes to the financial statements.

Prudent Bear Funds, Inc.
Statements of Changes in Net Assets

	Prudent Bear Fund
	Six Months Ended	Year Ended
	March 31, 2005	September 30, 2004
	(Unaudited)
OPERATIONS:
Net investment loss	$(1,130,803)	$(1,945,009)
Net realized gain (loss) on:
Long transactions	6,134,753	67,075,389
Short transactions	(15,907,281)	(10,700,829)
Option contracts expired or closed	(13,285,791)	(50,569,309)
Futures contracts closed	(7,686,636)	(16,802,545)
Foreign currency translation	—	3,718
Change in unrealized appreciation / depreciation on:
Investments	12,102,027	(48,159,893)
Short positions	1,473,578	(4,691,744)
Futures contracts	2,072,187	(4,576,137)
Foreign currency	—	(2,692)

Net decrease in net assets resulting from operations	(16,227,966)	(70,369,051)

DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	—	(26,106,047)
FROM NET REALIZED GAINS	—	—

TOTAL DISTRIBUTIONS	—	(26,106,047)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
FROM NET INVESTMENT INCOME	—	(606,940)
FROM NET REALIZED GAINS	—	—

TOTAL DISTRIBUTIONS	—	(606,940)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	96,444,934	479,477,523
Redemption Fees	2,460	57,857
Shares issued to holders in reinvestment of dividends	—	22,564,538
Cost of shares redeemed	(114,456,522)	(514,086,457)

Net decrease in net assets resulting from capital share transactions	(18,009,128)	(11,986,539)

TOTAL DECREASE IN NET ASSETS	(34,237,094)	(109,068,577)
NET ASSETS:
Beginning of period	445,442,971	554,511,548

End of period (including undistributed net investment loss of $0, and $12,650,435, respectively)	$411,205,877	$445,442,971

See notes to the financial statements.

Prudent Bear Funds, Inc.
Statements of Changes in Net Assets (cont.)

	Prudent Global Income Fund
	Six Months Ended	Year Ended
	March 31, 2005	September 30, 2004
	(Unaudited)
OPERATIONS:
Net investment income	$2,354,869	$6,505,924
Net realized gain (loss) on:
Long transactions	26,744,342	20,528,864
Foreign currency translation	(578,595)	794,522
Change in unrealized appreciation / depreciation on:
Investments	(17,428,357)	(10,274,941)
Foreign currency	(76,373)	6,474

Net increase in net assets resulting from operations	11,015,886	17,560,843

DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	(32,146,354)	(22,129,988)
FROM NET REALIZED GAINS	(5,448,501)	(2,103,333)

TOTAL DISTRIBUTIONS	(37,594,855)	(24,233,321)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	200,918,604	479,754,476
Redemption fees	752	22,000
Shares issued to holders in reinvestment of dividends	33,586,483	22,145,621
Cost of shares redeemed	(235,288,498)	(512,591,195)

Net decrease in net assets resulting from capital share transactions	(782,659)	(10,669,098)

TOTAL DECREASE IN NET ASSETS	(27,361,628)	(17,341,576)
NET ASSETS:
Beginning of period	462,762,474	480,104,050

End of period (including undistributed net investment income of $0, and $637,889, respectively)	$435,400,846	$462,762,474

See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Financial Highlights
Selected per share data is based on a share outstanding throughout each period.

	No Load Shares
	Six Months		Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended		Ended	Ended
	March 31,		Sept. 30,		Sept. 30,		Sept. 30,		Sept. 30,	Sept. 30,
	2005		2004		2003		2002		2001	2000
	(Unaudited)
Per Share Data:
Net asset value, beginning of period	$5.71		$6.84		$8.31		$6.31		$3.93	$4.51

Income from investment operations:
Net investment income (loss) (1)(2)	(0.01)		(0.02)		(0.05)		0.06		0.17	0.18
Net realized and unrealized gains (losses) on investments	(0.19)		(0.78)		(0.96)		2.08		2.44	(0.62)

Total from investment operations	(0.20)		(0.80)		(1.01)		2.14		2.61	(0.44)

Redemption fees	0.00	(5)	(0.00	)(5)	—		—		—	—

Less Distributions:
Dividends from net investment income	—		(0.33)		(0.22)		(0.14)		(0.23)	(0.14)
Distributions from net realized gains	—		—		(0.24)		—		—	—

Total distributions	—		(0.33)		(0.46)		(0.14)		(0.23)	(0.14)

Net asset value, end of period	$5.51		$5.71		$6.84		$8.31		$6.31	$3.93

Total return	(3.50	)%(6)	(12.03)%		(12.58)%		35.47%		68.78%	(9.55)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$391,757		$429,469		$541,452		$521,030		$183,797	$153,336
Ratio of net operating expenses to average net assets	1.86	%(7)	1.83	%(3)	1.83	%(3)	1.84	%(3)	1.97%	1.83	%(3)
Ratio of dividends on short positions to average net assets	0.70	%(7)	0.44%		0.44%		0.40%		0.33%	0.28%
Ratio of total expenses to average net assets	2.56	%(7)	2.27	%(3)	2.27	%(3)	2.24	%(3)	2.30%	2.11	%(3)
Ratio of net investment income (loss) to average net assets	(0.52	)%(7)	(0.38)%		(0.71)%		0.93%		3.68%	4.48%
Portfolio turnover rate (4)	64.74%		137.75%		178.38%		266.15%		386.40%	417.53%

(1)	Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2005, September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000 was $0.01, $0.00, $(0.02), $0.08, $0.19 and $0.19, respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)	The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2000 were 0.01%, 0.03%, 0.05% and 0.10%, respectively.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)	Redemption fees per share equal less than $0.005.

(6)	Not annualized.

(7)	Annualized.
See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Financial Highlights
Selected per share data is based on a share outstanding throughout each period.

	Class C Shares
	Six Months		Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended		Ended	Ended
	March 31,		Sept. 30,		Sept. 30,		Sept. 30,		Sept. 30,	Sept. 30,
	2005		2004		2003		2002		2001	2000
	(Unaudited)
Per Share Data:
Net asset value, beginning of period	$5.56		$6.68		$8.14		$6.23		$3.88	$4.49

Income from investment operations:
Net investment income (loss)(1)(2)	(0.03)		(0.07)		(0.10)		0.01		0.14	0.15
Net realized and unrealized gains (losses) on investments	(0.18)		(0.75)		(0.94)		2.03		2.40	(0.62)

Total from investment operations	(0.21)		(0.82)		(1.04)		2.04		2.54	(0.47)

Redemption fees	0.00	(5)	(0.00	)(5)	—		—		—	—

Less Distributions:
Dividends from net investment income	—		(0.30)		(0.18)		(0.13)		(0.19)	(0.14)
Distribution from net realized gains	—		—		(0.24)		—		—	—

Total distributions	—		(0.30)		(0.42)		(0.13)		(0.19)	(0.14)

Net asset value, end of period	$5.35		$5.56		$6.68		$8.14		$6.23	$3.88

Total return	(3.78	)%(6)	(12.72)%		(13.21)%		34.18%		67.41%	(10.33)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$19,449		$15,971		$13,059		$7,842		$1,409	$868
Ratio of net operating expenses to average net assets	2.61	%(7)	2.58	%(3)	2.58	%(3)	2.59	%(3)	2.72%	2.58	%(3)
Ratio of dividends on short positions to average net assets	0.70	%(7)	0.44%		0.44%		0.40%		0.33%	0.28%
Ratio of total expenses to average net assets	3.31	%(7)	3.02	%(3)	3.02	%(3)	2.99	%(3)	3.05%	2.86	%(3)
Ratio of net investment income (loss) to average net assets	(1.27	)%(7)	(1.13)%		(1.46)%		0.18%		2.93%	3.73%
Portfolio turnover rate (4)	64.74%		137.75%		178.38%		266.15%		386.40%	417.53%

(1)	Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2005, September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000 was $(0.01), $(0.04), $(0.07), $0.04, $0.16 and $0.15, respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)	The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2000 were 0.01%, 0.03%, 0.05% and 0.10%, respectively.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)	Redemption fees per share equal less than $0.005.

(6)	Not annualized.

(7)	Annualized.
See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Global Income Fund
Financial Highlights
Selected per share data is based on a share outstanding throughout each period.

	Six Months		Year		Year	Year		Year		Feb. 2, 2000(1)
	Ended		Ended		Ended	Ended		Ended		through
	March 31,		Sept. 30,		Sept. 30,	Sept. 30,		Sept. 30,		Sept. 30,
	2005		2004		2003	2002		2001		2000
	(Unaudited)
Per Share Data:
Net asset value, beginning of period	$12.41		$12.49		$11.15	$9.31		$9.19		$10.00

Income from investment operations:
Net investment income	0.06	(3)	0.16	(3)	0.11 (2)	0.14	(2)	0.20	(3)	0.24	(3)
Net realized and unrealized gains (losses) on investments	0.24		0.35		1.65	1.94		0.03		(0.90)

Total from investment operations	0.30		0.51		1.76	2.08		0.23		(0.66)

Redemption fees	0.00	(9)	(0.00	)(9)	—	—		—		—

Less distributions:
Dividends from net investment income	(0.85)		(0.55)		(0.28)	(0.23)		(0.11)		(0.15)
Distributions from net realized gains	(0.12)		(0.04)		(0.14)	(0.01)		—		—

Total distributions	(0.97)		(0.59)		(0.42)	(0.24)		(0.11)		(0.15)

Net asset value, end of period	$11.74		$12.41		$12.49	$11.15		$9.31		$9.19

Total return	2.40	%(4)	4.15%		16.03%	22.54%		2.54%		(6.60	)%(4)
Supplemental data and ratios:
Net assets, end of period (000’s)	$435,401		$462,762		$480,104	$126,191		$24,333		$1,422
Ratio of net operating expenses to average net assets	1.29	%(5)	1.31	%(8)	1.34%	1.50	%(6)(7)	1.50	%(6)	1.80	%(5)(6)
Ratio of net investment income to average net assets	0.89	%(5)	1.24%		0.69%	1.34%		2.26%		3.77	%(5)
Portfolio turnover rate	164.78%		98.09%		117.35%	81.58%		133.50%		180.29%

(1)	Commencement of operations.

(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(4)	Not annualized.

(5)	Annualized.

(6)	Without expense reimbursements of $30,867, $242,599 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 3.71%, and 25.91%, respectively. Ratio for September 30, 2001 has been restated. See Note 9 of the footnotes for additional information.

(7)	The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.

(8)	Without expense recovery by Advisor of $181,187 for the period ended September 30, 2004, the ratio of operating expenses to average net assets would have been 1.27%.

(9)	Redemption fees per share equal less than $0.005.
See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments
March 31, 2005
(Unaudited)

Shares		Value
	COMMON STOCKS — 21.7%*

	BASIC MATERIALS — 17.0%*
890,000	Abacus Mining & Exploration Corporation (Acquired 3/30/2004, Cost $304,656)**(2) (3) (4) r	$227,979
994,300	Altius Minerals Corporation**(3)	3,015,272
141,000	Anatolia Minerals Development Ltd.**(3)	147,967
900,000	Anatolia Minerals Development Ltd. (Acquired 12/15/2004, Cost $1,275,345)**(2) (3) (4) r	850,025
817,100	Aquiline Resources, Inc.**(3) (5)	911,490
1,153,846	Aquiline Resources, Inc. (Acquired 9/03/2003, Cost $640,387)**(2) (3) (4) (5) r	1,287,136
1,000,000	Bear Creek Mining Corporation**(3)	727,152
300,000	Bema Gold Corporation**(1) (3) (6)	804,000
505,000	Candente Resource Corp. (Acquired 2/10/2003 & 4/21/2004, Cost $69,656)**(2) (3) (4) r	187,779
2,267,700	Capstone Gold Corp.**(3) (5)	2,248,587
1,533,333	Capstone Gold Corp. (Acquired 1/26/2004, Cost $877,085)**(2) (3) (4) (5) r	1,064,287
1,411,765	Capstone Gold Corp. (Acquired 12/15/2004, Cost $968,061)**(2) (3) (4) (5) r	979,906
2,336,100	Cardero Resource Corporation**(3) (5) (6)	6,949,231
750,000	Cardero Resource Corporation (Acquired 12/15/2003, Cost $921,600)**(2) (3) (4) (5) r	2,231,036
1,777,778	Cascadero Copper Corporation (Acquired 12/21/2004, Cost $644,066)**(2) (3) (4) (5) r	515,617
99,000	Cusac Gold Mines Limited**(3)	12,680
500,000	Dianor Resources Inc.**(3)	144,604
300,000	Eldorado Gold Corporation**(3)	855,231
33	Exploration Capital Partners, LP (Acquired 10/14/1998, Cost $660,000)**(4) r	4,858,567
5	Exploration Capital Partners, LP (Acquired 12/20/2000, Cost $100,007)**(4) r	864,404
550,000	First Majestic Resource Corp. (Acquired 5/07/2004, Cost $607,338)**(2) (3) (4) r	839,861
51,000	Fortune Minerals Limited**(3)	210,709
857,143	Franklin Lake Resources Inc.**(5)	154,286
2,311,600	Fronteer Development Group Inc.**(3) (5) (6)	5,004,455
909,091	Fronteer Development Group Inc. (Acquired 3/30/2004, Cost $762,155)**(2) (3) (4) (5) r	1,574,496
400,000	Fronteer Development Group Inc. (Acquired 2/16/2005, Cost $567,569)**(2) (3) (4) (5) r	692,778
1,000,000	Gateway Gold Corp. (Acquired 9/05/2003, Cost $720,800)**(2) (3) (4) (5) r	665,179
300,000	Gateway Gold Corp. (Acquired 3/04/2004, Cost $618,568)**(2) (3) (4) (5) r	199,554
175,900	Geologix Explorations Inc.**(3)	52,325
1,155,000	Gold Canyon Resources, Inc. (Acquired 8/26/2004, Cost $484,003)**(2) (3) (4) r	601,264
1,100,000	Goldcrest Resources Ltd.**(3)	309,040
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Shares		Value
	COMMON STOCKS — 21.7%* (cont.)

	BASIC MATERIALS — 17.0%* (cont.)
49,296	Golden Arrow Resources Corporation**(3)	$25,662
1,298,265	Golden Cycle Gold Corporation**(4) (5)	2,596,530
973,000	Golden Phoenix Minerals, Inc.**	97,300
500,000	Golden Star Resources Ltd.**(1) (3) (6)	1,435,000
1,300,000	International KRL Resources Corp.**(3) (5)	214,840
96,154	Kirkland Lake Gold, Inc.**(3) (Acquired 2/28/2005, Cost $234,477)**(2) (3) (4) r	334,656
286,600	Laramide Resources Ltd.**(3)	296,025
693,300	Linear Gold Corp.**(3) (6)	5,396,534
2,000,000	Mag Silver Corporation (Acquired 4/15/2003, Cost $677,191)**(2) (3) (4) (5) r	1,576,599
600,000	Maximus Ventures Ltd.**(3)	84,284
52,574	MCM Custom Milling Corporation (Acquired 12/1997 — 4/1998, Cost $0) [r]	53
471,700	Northern Lion Gold Corp.**(3) (5)	254,325
2,400,000	Northern Lion Gold Corp. (Acquired 4/28/2003 & 5/03/2004, Cost $546,512)**(2) (3) (4) (5) r	922,162
3,402,000	Odyssey Resources Limited**(3) (5)	210,833
301,699	Orezone Resources Inc.**(3)	408,847
862,000	Osisko Exploration Ltd.**(3)	192,316
1,809,523	Palladon Ventures Ltd. (Acquired 2/27/2004, Cost $958,383)**(2) (3) (4) (5) r	1,009,278
3,235,000	Pershing Resources Corporation Inc.**(4) (5)	97,050
168,307	Riddarhyttan Resources AB**(3)	195,169
2,000,000	Rimfire Minerals Corporation (Acquired 4/15/2002 & 4/13/2004, Cost $595,665)**(2) (3) (4) (5) r	1,769,955
425,000	Ross River Minerals Inc.**(3)	143,984
625,000	Ross River Minerals Inc.**(3)	211,742
2,630,300	Sabina Resources Limited**(3) (5)	1,912,630
750,000	Sabina Resources Limited (Acquired 11/05/2003 , Cost $283,050)**(2) (3) (4) (5) r	545,364
891,000	Santoy Resources Ltd.**(3)	338,671
1,000,000	Southern Cross Resources Inc.**(3)	735,416
35,000	Southwestern Resources Corp.**(1) (3) (6)	286,316
706,100	Sunridge Gold Corp.**(3) (5)	536,781
666,667	Sunridge Gold Corp. (Acquired 9/12/2003, Cost $476,076)**(2) (3) (4) (5) r	506,803
1,111,111	Tournigan Gold Corporation**(3)	238,712
1,825,000	Trade Winds Ventures Inc. (Acquired 6/29/2004, Cost $1,001,743)**(2) (3) (4) (5) r	1,206,412
800,000	Trade Winds Ventures Inc. (Acquired 11/30/2004, Cost $847,500)**(2) (3) (4) (5) r	528,838
1,600,000	Vedron Gold Inc. (Acquired 2/23/2004, Cost $602,883)**(2) (3) (4) r	237,977
752,000	Viceroy Exploration Ltd.**(3)	1,615,601
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Shares		Value
	COMMON STOCKS — 21.7%* (cont.)

	BASIC MATERIALS — 17.0%* (cont.)
303,030	Viceroy Exploration Ltd. (Acquired 12/01/2004, Cost $561,545)**(2) (3) (4) r	$585,928
1,127,038	Walloper Gold Resources Ltd. (Acquired 3/03/2005, Cost $402,548)**(2) (3) (4) r	1,173,416
160,600	Western Prospector Group Ltd.**(3)	501,626
62,500	Wheaton River Minerals Ltd.**(3)	223,104
707,600	Wolfden Resources Inc.**(3)	1,900,264

		69,733,900

	CHEMICALS — 0.0%*
89,250	Pioneer Companies, Inc.**	9

	HEALTH CARE — 1.9%*
1,250,000	ADVENTRX Pharmaceuticals Inc. (Acquired 2/07/2003, Cost $496,250)**(2) (4) r	1,795,625
245,169	Avigen, Inc.**	684,021
635,367	Cardima, Inc.**	196,964
170,000	Genitope Corporation**(6)	2,125,000
290,780	InSite Vision Incorporated**	142,482
143,712	InSite Vision Incorporated (Acquired 4/28/2000, Cost $599,947)**(2) (4) r	70,419
374,241	IRIDEX Corporation**(5)	1,856,610
89,311	Neurobiological Technologies, Inc.**	293,833
250,000	Pro-Pharmaceuticals, Inc.**	687,500

		7,852,454

	MACHINERY — 1.3%*
359,600	Lancer Corporation**	5,501,880

	OIL AND GAS — 0.0%*
1	Viking Energy Royalty Trust(3)	6

	PIPING SYSTEMS — 0.4%*
80,000	The Shaw Group Inc.**(1) (6)	1,744,000

	POLLUTION CONTROL — 0.8%*
3,141,045	KleenAir Systems, Inc.**(4) (5)	314,105
866,300	Sonic Environmental Solutions Inc.**(3) (5)	1,932,747
450,000	Sonic Environmental Solutions Inc. (Acquired 10/31/2003, Cost $617,220)**(2) (3) (4) (5) r	1,003,966

		3,250,818

	RECYCLING — 0.1%*
7,213,688	Itronics Inc.**(5)	555,454

See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Shares		Value
	COMMON STOCKS — 21.7%* (cont.)

	RESTAURANTS — 0.0%*
6	Restaurant Brands New Zealand Limited(3)	$5

	SATELLITE — 0.1%*
96,315	Globalstar LLC Base Creditor Membership Interests (Acquired 12/21/2004, Cost $359,097)**(4) r	404,552
11,462	Globalstar LLC Release-Based Membership Interests (Acquired 12/21/2004, Cost $42,736)**(4) r	48,144

		452,696

	TECHNOLOGY — 0.1%*
12,604,200	Aura Systems, Inc.**(4)	252,084

	TEXTILE — 0.0%*
310,500	Cone Mills Corporation**	932

	TOTAL COMMON STOCKS (Cost $68,091,557)	89,344,238

Contracts (100 shares per contract)
	CALL OPTIONS PURCHASED — 0.1%*
	Cameco Corporation:
400	Expiration June 2005, Exercise Price $40.00	268,000
	Financial Select Sector SPDR Fund:
800	Expiration May 2005, Exercise Price $29.00	30,000

	TOTAL CALL OPTIONS (Cost $186,253)	298,000

	PUT OPTIONS PURCHASED — 2.2%*
	Advanced Micro Devices, Inc.:
1,300	Expiration April 2005, Exercise Price $16.00	87,750
300	Expiration April 2005, Exercise Price $19.00	90,000
200	Expiration April 2005, Exercise Price $20.00	78,000
800	Expiration July 2005, Exercise Price $16.00	116,000
	AGCO Corporation:
300	Expiration May 2005, Exercise Price $22.50	126,000
	Airgas, Inc.:
500	Expiration April 2005, Exercise Price $22.50	8,750
300	Expiration April 2005, Exercise Price $25.00	36,750
	Ambac Financial Group, Inc.:
200	Expiration August 2005, Exercise Price $75.00	79,000
	AmeriCredit Corp.:
100	Expiration August 2005, Exercise Price $25.00	27,500
	Apple Computer, Inc.:
500	Expiration April 2005, Exercise Price $27.50	1,250
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Contracts (100 shares per contract)		Value
	PUT OPTIONS PURCHASED — 2.2%* (cont.)
	Applied Materials, Inc.:
600	Expiration July 2005, Exercise Price $18.00	$123,000
	AutoNation, Inc.:
300	Expiration April 2005, Exercise Price $17.50	2,250
	AutoZone, Inc.:
300	Expiration June 2005, Exercise Price $85.00	102,000
	Avon Products, Inc.:
500	Expiration April 2005, Exercise Price $40.00	5,000
	Ball Corporation:
200	Expiration August 2005, Exercise Price $40.00	32,500
	Bank of America Corporation:
900	Expiration August 2005, Exercise Price $45.00	204,750
	BB&T Corporation:
200	Expiration September 2005, Exercise $37.50	29,000
	The Bear Stearns Companies Inc.:
300	Expiration July 2005, Exercise $100.00	133,500
200	Expiration October 2005, Exercise $90.00	55,000
	Beazer Homes USA, Inc.:
300	Expiration May 2005, Exercise Price $50.00	100,500
	Best Buy Co., Inc.:
300	Expiration June 2005, Exercise Price $50.00	42,000
	The Black & Decker Corporation.:
100	Expiration May 2005, Exercise Price $75.00	10,500
	Brunswick Corporation:
200	Expiration September 2005, Exercise Price $45.00	50,000
	Capital One Financial Corporation:
200	Expiration June 2005, Exercise Price $70.00	26,500
200	Expiration September 2005, Exercise Price $65.00	34,000
	CarMax, Inc.:
200	Expiration April 2005, Exercise Price $30.00	11,000
	The CBOE Internet Index:
1,400	Expiration September 2005, Exercise Price $170.00	910,000
	Cendant Corporation.:
250	Expiration January 2006, Exercise Price $22.50	67,500
	The Cheesecake Factory Incorporated:
300	Expiration April 2005, Exercise Price $30.00	11,250
	Citigroup Inc.:
300	Expiration June 2005, Exercise Price $47.50	96,000
900	Expiration September 2005, Exercise Price $45.00	207,000
	The Clorox Company:
200	Expiration April 2005, Exercise Price $55.00	500
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Contracts (100 shares per contract)		Value
	PUT OPTIONS PURCHASED — 2.2%* (cont.)
	Countrywide Financial Corporation:
300	Expiration April 2005, Exercise Price $35.00	$80,250
200	Expiration July 2005, Exercise Price $30.00	32,500
	Diebold, Incorporated:
100	Expiration May 2005, Exercise Price $45.00	1,000
	D.R. Horton, Inc.:
133	Expiration August 2005, Exercise Price $30.00	44,555
	Eastman Kodak Company:
250	Expiration April 2005, Exercise Price $32.50	16,250
	eBay Inc.:
600	Expiration April 2005, Exercise Price $47.50	618,000
	EchoStar Communication Corporation:
400	Expiration September 2005, Exercise Price $27.50	57,000
	Energizer Holdings, Inc.:
200	Expiration May 2005, Exercise Price $50.00	3,500
300	Expiration August 2005, Exercise Price $45.00	9,750
	Equifax Inc.:
300	Expiration April 2005, Exercise Price $25.00	3,750
	Fair Isaac Corporation:
250	Expiration July 2005, Exercise Price $30.00	8,750
200	Expiration July 2005, Exercise Price $35.00	37,500
	First Horizon National Corporation:
200	Expiration April 2005, Exercise Price $45.00	84,000
	Freddie Mac:
100	Expiration April 2005, Exercise Price $60.00	3,500
200	Expiration April 2005, Exercise Price $65.00	46,000
200	Expiration October 2005, Exercise Price $55.00	33,500
	Freescale Semiconductor Inc.:
500	Expiration June 2005, Exercise Price $17.50	71,250
	General Motors Corporation:
500	Expiration April 2005, Exercise Price $30.00	43,750
	Golden West Financial Corporation:
200	Expiration August 2005, Exercise Price $55.00	28,000
	The Goldman Sachs Group, Inc.:
100	Expiration April 2005, Exercise Price $95.00	750
400	Expiration July 2005, Exercise Price $100.00	65,000
	H&R Block, Inc.:
200	Expiration October 2005, Exercise Price $50.00	66,000
	Hewlett-Packard Company:
500	Expiration August 2005, Exercise Price $20.00	26,250
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Contracts (100 shares per contract)		Value
	PUT OPTIONS PURCHASED — 2.2%* (cont.)
	International Rectifier Corporation:
250	Expiration September 2005, Exercise Price $40.00	$53,750
	Investors Financial Services Corp.:
200	Expiration April 2005, Exercise Price $42.50	2,500
100	Expiration July 2005, Exercise Price $47.50	28,500
	JPMorgan Chase & Co.:
500	Expiration June 2005, Exercise Price $37.50	165,000
	KB HOME:
150	Expiration April 2005, Exercise Price $90.00	1,125
200	Expiration July 2005, Exercise Price $100.00	72,000
	Kohl’s Corporation:
200	Expiration October 2005, Exercise Price $50.00	59,000
	Lehman Brothers Holdings Inc.:
200	Expiration July 2005, Exercise Price $80.00	15,500
200	Expiration July 2005, Exercise Price $85.00	29,000
200	Expiration October 2005, Exercise Price $85.00	52,000
	Lennar Corporation — Class A:
150	Expiration May 2005, Exercise Price $55.00	34,875
	Lexmark International, Inc.:
300	Expiration October 2005, Exercise Price $70.00	64,500
	Longs Drug Stores Corporation:
200	Expiration June 2005, Exercise Price $25.00	2,500
	Medtronic, Inc.:
2,000	Expiration May 2005, Exercise Price $47.50	85,000
	Merrill Lynch & Co., Inc:
600	Expiration July 2005, Exercise Price $55.00	106,500
	Monsanto Company:
500	Expiration April 2005, Exercise Price $50.00	3,750
	Morgan Stanley:
500	Expiration July 2005, Exercise Price $55.00	121,250
	Nasdaq — 100 Index Tracking Stock:
200	Expiration June 2005, Exercise Price $37.00	26,500
	Nokia Oyj — ADR:
700	Expiration July 2005, Exercise Price $15.00	59,500
2,000	Expiration October 2005, Exercise Price $15.00	220,000
	NVIDIA Corporation:
500	Expiration September 2005, Exercise Price $25.00	180,000
	The Philadelphia Semiconductor Index:
50	Expiration June 2005, Exercise Price $430.00	133,000
50	Expiration September 2005, Exercise Price $390.00	89,250
     See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Contracts (100 shares per contract)		Value
	PUT OPTIONS PURCHASED — 2.2%* (cont.)
	The Procter & Gamble Company:
200	Expiration April 2005, Exercise Price $50.00	$1,000
	Rent-A-Center, Inc.:
300	Expiration September 2005, Exercise Price $25.00	28,500
	Retail HOLDRs Trust:
200	Expiration July 2005, Exercise Price $92.00	55,000
	Ruti-Sweetwater Inc.:
1,000	Expiration June 2005, Exercise Price $580.00	965,000
	The Ryland Group, Inc.:
200	Expiration July 2005, Exercise Price $60.00	86,000
	Scientific-Atlanta, Inc.:
600	Expiration January 2006, Exercise Price $25.00	115,500
	Silicon Laboratories Inc.:
300	Expiration October 2005, Exercise Price $30.00	124,500
	Standard and Poor’s 500 Index:
1,100	Expiration June 2005, Exercise Price $1,100.00	814,000
	SUPERVALU INC.:
200	Expiration July 2005, Exercise Price $30.00	9,500
	Telefonaktiebolaget LM Ericsson — ADR:
1,200	Expiration April 2005, Exercise Price $30.00	261,000
	Texas Instruments Incorporated:
500	Expiration April 2005, Exercise Price $20.00	1,250
500	Expiration October 2005, Exercise Price $25.00	98,750
	Tiffany & Co.:
300	Expiration November 2005, Exercise Price $30.00	31,500
	Tyco International Ltd.:
1,000	Expiration January 2006, Exercise Price $17.50	7,500
	United Therapeutics Corporation:
300	Expiration May 2005, Exercise Price $40.00	19,500
	UTStarcom, Inc.:
1,200	Expiration April 2005, Exercise Price $12.50	213,000
500	Expiration August 2005, Exercise Price $12.50	132,500
	Wachovia Corporation:
300	Expiration July 2005, Exercise Price $50.00	54,000
	Washington Mutual, Inc.:
500	Expiration July 2005, Exercise Price $40.00	95,000
	Wells Fargo & Company:
500	Expiration October 2005, Exercise Price $55.00	55,000
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Contracts (100 shares per contract)		Value
	PUT OPTIONS PURCHASED — 2.2%* (cont.)
	Whirlpool Corporation:
200	Expiration June 2005, Exercise Price $65.00	$45,500
300	Expiration September 2005, Exercise Price $60.00	61,500
150	Expiration September 2005, Exercise Price $65.00	53,250

	TOTAL PUT OPTIONS (Cost $12,021,637)	9,218,805

Shares
	PREFERRED STOCK — 0.3%*
285,300	Aura Systems, Inc. (Acquired 3/31/2003 & 4/01/2003, Cost $2,425,000)**(4) r	562,041
127,000	Aura Systems, Inc. (Acquired 8/26/2004, Cost $520,625)**(4) r	508,000
525,738	Maxam Gold Corporation (Acquired 12/1997 — 4/1998, Cost $0)** [r]	526

	TOTAL PREFERRED STOCK (Cost $2,945,625)	1,070,567

	WARRANTS — 1.1%*
375,000	ADVENTRX Pharmaceuticals Inc. Expiration February 2006, Exercise Price $0.60 (Acquired 2/07/2003, Cost $3,750)(4) r	380,775
578,500	Altius Minerals Corporation Expiration July 2005, Exercise Price $2.00 CN (Acquired 7/14/2003, Cost $5,785)(4) r	724,918
450,000	Anatolia Minerals Development Ltd. Expiration December 2006, Exercise Price $2.50 CN (Acquired 12/15/2004, Cost $4,500)(4) r	83,627
7,937,500	Aura Systems, Inc. Expiration August 2011, Exercise Price $0.02 (Acquired 8/19/2004, Cost $79,375)(4) r	92,869
766,666	Capstone Gold Corp. Expiration January 2006, Exercise Price $1.00 CN (Acquired 1/26/2004, Cost $7,667)(4) r	140,068
705,883	Capstone Gold Corp. Expiration December 2007, Exercise Price $1.25 CN (Acquired 12/15/2004, Cost $7,059)(4) r	235,644
196,850	Cardima, Inc. Expiration August 2005, Exercise Price $1.91 (Acquired 8/09/2001, Cost $19,685)(4) r	59
312,499	Cardima, Inc. Expiration August 2006, Exercise Price $0.90 (Acquired 8/05/2002, Cost $3,125)(4) r	19,281
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Shares		Value
	WARRANTS — 1.1%* (cont.)

888,889	Cascadero Copper Corporation Expiration December 2006, Exercise Price $0.65 CN (Acquired 12/21/2004, Cost $8,889)(4) r	$—
275,000	First Majestic Resource Corp. Expiration May 2005, Exercise Price $1.85 CN (Acquired 5/07/2004, Cost $2,750)(4) r	87,826
454,545	Fronteer Development Group Inc. Expiration March 2006, Exercise Price $1.45 CN (Acquired 3/30/2004, Cost $4,545)(4) r	351,557
200,000	Fronteer Development Group Inc. Expiration February 2007, Exercise Price $2.75 CN (Acquired 2/16/2005, Cost $2,000)(4) r	162,965
577,500	Gold Canyon Resources, Inc. Expiration February 2006, Exercise Price $0.75 CN (Acquired 8/26/2004, Cost $5,775)(4) r	103,694
320,000	Golden Phoenix Minerals, Inc. Expiration February 2006, Exercise Price $0.25 (Acquired 3/19/2003, Cost $0)(4) r	2,464
649,000	Mag Silver Corporation Expiration April 2005, Exercise Price $0.75 CN (Acquired 4/15/2003, Cost $6,490)(4) r	149,996
1,071,429	Manhattan Minerals Corporation Expiration May 2005, Exercise Price $0.85 CN (Acquired 5/16/2003, Cost $10,715)(4) r	—
147,220	Metalline Mining Co. Inc. Expiration June 2006, Exercise Price $5.00 (Acquired 6/29/2001 & 10/08/2002, Cost $1,472)(4) r	37,871
904,761	Palladon Ventures Ltd. Expiration February 2006, Exercise Price $0.80 CN (Acquired 2/27/2004, Cost $9,048)(4) r	56,071
207,000	Shore Gold Inc. Expiration September 2005, Exercise Price $2.75 CN (Acquired 9/28/2004, Cost $2,070)(4) r	456,693
225,000	Sonic Environmental Solutions Inc. Expiration October 2005, Exercise Price $2.10 CN (Acquired 10/31/2003, Cost $2,250)(4) r	126,165
333,333	Sunridge Gold Corp. Expiration September 2005, Exercise Price $1.75 CN (Acquired 9/12/2003, Cost $3,333)(4) r	37,074
     See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Shares		Value
	WARRANTS — 1.1%* (cont.)

555,556	Tournigan Gold Corporation Expiration November 2005, Exercise Price $0.65 CN (Acquired 5/11/2004, Cost $5,556)(4) r	$5,509
1,825,000	Trade Winds Ventures Inc. Expiration June 2005, Exercise Price $0.90 CN (Acquired 6/29/2004, Cost $18,250)(4) r	247,465
400,000	Trade Winds Ventures Inc. Expiration November 2005, Exercise Price $1.50 CN (Acquired 11/30/2004, Cost $4,000)(4) r	33,713
151,515	Viceroy Exploration Ltd. Expiration December 2006, Exercise Price $2.75 CN (Acquired 12/01/2004, Cost $1,515)(4) r	82,042
563,519	Walloper Gold Resources Ltd. Expiration March 2007, Exercise Price $1.00 CN (Acquired 3/03/2005, Cost $5,635)(4) r	334,703
233,333	Yamana Gold Inc. Expiration July 2008, Exercise Price $1.50 CN (Acquired 7/31/2003, Cost $2,333)(4) r	478,871

	TOTAL WARRANTS (Cost $227,572)	4,431,920

Principal
Amount
	CONVERTIBLE DEBENTURES — 0.1%*
	Golden Phoenix Minerals, Inc.
$2,643,513	(Acquired 1/14/2000, Cost $300,000)(4) r	211,481

	U.S. TREASURY OBLIGATIONS — 72.0%*
	U.S. Treasury Bills:
4,600,000	2.403%, 4/07/2005	4,598,158
17,500,000	2.443%, 5/05/2005(6)	17,459,628
	U.S. Treasury Notes:
14,100,000	1.625%, 4/30/2005	14,086,774
20,300,000	1.250%, 5/31/2005(7)	20,251,625
10,000,000	1.125%, 6/30/2005(6)	9,960,940
57,953,000	1.500%, 7/31/2005(6)	57,685,895
52,600,000	2.000%, 8/31/2005(7)	52,378,080
4,642,000	1.625%, 9/30/2005	4,608,271
71,000,000	1.875%, 11/30/2005(6)	70,367,674
7,000,000	1.875%, 12/31/2005	6,927,263
10,800,000	1.875%, 1/31/2006(6)	10,670,065
See notes to Schedule of Investments on page 39 and notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Principal
Amount		Value
	U.S. TREASURY OBLIGATIONS — 72.0%* (cont.)
	U.S. Treasury Notes: (cont.)
$10,500,000	1.625%, 2/28/2006(7)	$10,332,651
17,220,000	1.500%, 3/31/2006(7)	16,893,767

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $297,238,727)	296,220,791

Shares
	SHORT TERM INVESTMENTS — 0.7%*
	Mutual Funds — 0.7%*
3,005,532	Treasury Cash Series II	3,005,532

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,005,532)	3,005,532

	TOTAL INVESTMENTS (Cost $384,016,903)	$403,801,334

CN – Canadian Dollars

ADR – American Depository Receipt

*	Calculated as a percentage of net assets.

**	Non-income producing security.

[r]	Restricted security.

(1)	Shares are held to cover all or a portion of a corresponding short position.

(2)	Private placement issue (trades at a discount to market value).

(3)	Foreign security.

(4)	Fair valued security.

(5)	Affiliated company.

(6)	All or a portion of the securities have been committed as collateral for open short positions.

(7)	All or a portion of the securities have been committed as collateral for futures contracts.
See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Securities Sold Short
March 31, 2005
(Unaudited)

Shares		Value
160,000	Advanced Energy Industries, Inc.	$1,547,200
19,000	Advanced Micro Devices, Inc.	306,280
92,000	AGCO Corporation	1,679,000
15,000	Agnico-Eagle Mines Limited	218,250
87,500	Airgas, Inc.	2,090,375
135,000	Akamai Technologies, Inc.	1,718,550
50,000	Alcatel SA – ADR	603,500
8,000	Ambac Financial Group, Inc.	598,000
60,000	American Axle & Manufacturing Holdings, Inc.	1,470,000
70,000	Analog Devices, Inc.	2,529,800
50,000	Andrew Corporation	585,500
161,000	Applied Materials, Inc.	2,616,250
4,000	AutoZone, Inc.	342,800
70,000	Avon Products, Inc.	3,005,800
59,000	Bank of America Corporation	2,601,900
500,000	Bema Gold Corporation	1,340,000
10,000	The Black & Decker Corporation	789,900
41,000	Bowater Incorporated	1,544,470
22,500	Brinker International, Inc.	814,950
18,000	Capital One Financial Corporation	1,345,860
100,000	Cendant Corporation	2,054,000
10,000	CenturyTel, Inc.	328,400
41,000	Cisco Systems, Inc.	733,490
59,000	Citigroup Inc.	2,651,460
70,000	Consumer Staples Select Sector SPDR Fund	1,611,400
82,500	Convergys Corporation	1,231,725
50,000	Copart, Inc.	1,178,000
62,000	Countrywide Financial Corporation	2,012,520
250,000	DIAMONDS Trust, Series I	26,245,000
300,000	Eldorado Gold Corporation	861,000
65,000	Eli Lilly and Company	3,386,500
20,000	EMS Technologies, Inc.	272,000
82,500	Ethan Allen Interiors Inc.	2,640,000
62,000	Fannie Mae	3,375,900
232,000	Financial Select Sector SPDR Fund	6,586,480
245,000	Ford Motor Company	2,775,850
182,000	Foundry Networks, Inc.	1,801,800
46,000	Freddie Mac	2,907,200
107,000	Freescale Semiconductor Inc.	1,813,650
95,000	General Motors Corporation	2,792,050
300,000	Golden Star Resources Ltd.	861,000
4,000	The Goldman Sachs Group, Inc.	439,960
50,000	The Home Depot, Inc.	1,912,000
See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Bear Fund
Schedule of Securities Sold Short (cont.)
March 31, 2005
(Unaudited)

Shares		Value
32,000	Huntington Bancshares Incorporated	$764,800
131,700	IKON Office Solutions, Inc.	1,302,513
103,000	Integrated Device Technology, Inc.	1,239,090
32,000	iShares Lehman 20+ Year Treasury Bond Fund	2,858,560
30,000	iShares Russell 2000 Growth Index Fund	1,877,400
100,000	Ivanhoe Mines Ltd.	747,000
89,000	JPMorgan Chase & Co.	3,079,400
33,000	Kellogg Company	1,427,910
38,000	Kohl’s Corporation	1,961,940
5,000	Lehman Brothers Holdings Inc.	470,800
44,000	Majesco Holdings Inc.	509,520
32,000	MBIA Inc.	1,672,960
9,000	Merrill Lynch & Co., Inc.	509,400
23,000	MGIC Investment Corporation	1,418,410
20,000	Micrel, Incorporated	184,400
63,000	Microchip Technology Incorporated	1,638,630
60,000	Micron Technology, Inc.	620,400
174,000	Nokia Oyj – ADR	2,684,820
35,000	NorthWestern Corporation	315
25,000	NVIDIA Corporation	594,000
5,250	PHH Corporation	114,818
65,000	Plantronics, Inc.	2,475,200
285,000	PMC-Sierra, Inc.	2,508,000
105,000	Rent-A-Center, Inc.	2,867,550
100,000	Sabre Holdings Corporation	2,188,000
31,000	Scientific-Atlanta, Inc.	874,820
80,000	The Shaw Group Inc.	1,744,000
80,000	Silicon Laboratories Inc.	2,376,800
35,000	Southwestern Resources Corp.	286,316
235,000	SPDR Trust Series 1	27,720,600
45,000	Stericycle, Inc.	1,989,000
73,000	SUPERVALU INC.	2,434,550
10,000	Technology Select Sector SPDR Fund	195,600
91,000	Telefonaktiebolaget LM Ericsson – ADR	2,566,200
32,000	Texas Instruments Incorporated	815,680
25,000	Tiffany & Co.	863,000
301,000	UTStarcom, Inc.	3,295,950
37,000	Wal-Mart Stores, Inc.	1,854,070
49,000	Washington Mutual, Inc.	1,935,500
60,000	Whirlpool Corporation	4,063,800
29,000	Williams-Sonoma, Inc.	1,065,750

	TOTAL SECURITIES SOLD SHORT (Proceeds $180,429,274)	$188,017,242

ADR – American Depository Receipt
See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Global Income Fund
Schedule of Investments
March 31, 2005
(Unaudited)

Shares		Value
	COMMON STOCKS — 8.6%
	CANADA — 4.8%
300,000	Anatolia Minerals Development Ltd.(2)	$314,824
871,100	BacTech Mining Corporation(2)	68,381
445,000	Central Fund of Canada Limited – Class A	2,389,650
1,950,000	Crystallex International Corporation(2)	6,844,500
1,375,000	First Majestic Resource Corp. (Acquired 5/07/2004, Cost $1,518,344)(1) (2) (4) r	2,099,653
600,000	Gateway Gold Corp. (Acquired 3/04/2004, Cost $1,237,135)(1) (2) r	399,108
210,000	Goldcorp Inc.	2,989,437
65,000	Placer Dome Inc.	1,054,300
1,712,500	Wolfden Resources Inc.(2)	4,598,930

		20,758,783

	CHANNEL ISLANDS — 1.6%
560,306	Randgold Resources Limited — ADR(2)	6,925,382

	SOUTH AFRICA — 0.7%
85,000	AngloGold Ashanti Limited — ADR	2,928,250

	SWEDEN — 1.1%
4,343,769	Riddarhyttan Resources AB(2)	5,037,037

	UNITED STATES — 0.4%
100,000	Royal Gold, Inc.	1,833,000

	TOTAL COMMON STOCK (Cost $33,256,899)	37,482,452

	PREFERRED STOCK — 0.2%
109,900	Freeport-McMoRan Copper & Gold, Inc.(2)	808,864

	TOTAL PREFERRED STOCK (Cost $873,705)	808,864

Ounces
	COMMODITIES — 1.0%
10,096	Gold Bullion(1) (2)	4,328,157

	TOTAL COMMODITIES (Cost $3,094,451)	4,328,157

Principal
Amount
	CORPORATE NOTES — 1.6%
	UBS AG
$7,000,000	0.00%, 8/29/2008 (Acquired 5/22/2003, Cost $7,000,000)(1) (3) r	7,035,000

	TOTAL CORPORATE NOTES (Cost $7,000,000)	7,035,000

See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Global Income Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Principal
Amount			Value
		CONVERTIBLE BONDS — 0.6%
3,000,000	CN	BacTech Mining Corporation 10.00%, 3/15/2009 (Acquired 3/15/2004, Cost $2,230,050)(1) r	$2,478,929

		TOTAL CONVERTIBLE BONDS (Cost $2,230,050)	2,478,929

		U.S. TREASURY OBLIGATIONS — 9.9%
		U.S. Treasury Notes:
$28,100,000		1.88%, 1/31/2006	27,761,929
15,500,000		1.63%, 2/28/2006	15,252,961

		TOTAL U.S. TREASURIES (Cost $43,190,189)	43,014,890

		FOREIGN TREASURY OBLIGATIONS — 74.0%
		AUSTRALIA — 1.1%
		Australian Government Bond:
6,207,000	AU	7.50%, 7/15/2005	4,820,582

		AUSTRIA — 5.3%
		Austrian Government Bond:
26,825,000	SF	3.25%, 1/27/2006	22,848,783

		CANADA — 4.4%
		Canadian Government Bond:
23,366,000	CN	3.50%, 6/01/2005	19,337,286

		DENMARK — 5.4%
		Kingdom of Denmark Bonds:
33,425,000	DK	5.00%, 8/15/2005	5,870,410
100,590,000	DK	3.00%, 11/15/2006	17,647,304

			23,517,714

		FINLAND — 1.5%
		Finnish Government Bond:
5,098,000	EU	2.75%, 7/04/2006	6,642,370

		FRANCE — 9.8%
		French Treasury Bond:
23,023,000	EU	7.75%, 10/25/2005	30,746,502
		French Treasury Note:
8,970,000	EU	5.00%, 7/12/2005	11,716,086

			42,462,588

		HONG KONG — 5.3%
		Hong Kong Government Bond:
179,450,000	HK	1.61%, 5/17/2005(1)	22,989,148

See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Global Income Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Principal
Amount			Value
		FOREIGN TREASURY OBLIGATIONS — 74.0% (cont.)
		ICELAND — 3.2%
		Nordic Treasury Bill:
989,000,000	IK	0.00%, 2/09/2007(1)	$13,963,313

		ITALY — 4.8%
		Republic of Italy Bond:
2,234,000,000	JY	3.75%, 6/08/2005	20,974,489

		NETHERLANDS — 4.4%
		Netherlands Government Bond:
14,645,000	EU	3.00%, 7/15/2006	19,142,203

		NEW ZEALAND — 2.7%
		New Zealand Government Bond:
16,650,000	NZ	6.50%, 2/15/2006	11,858,920

		NORWAY — 3.2%
		Norwegian Government Bond:
62,559,000	NK	6.75%, 1/15/2007	10,569,903
		Norwegian Treasury Bill:
19,975,000	NK	0.00%, 12/21/2005	3,105,867

			13,675,770

		SINGAPORE — 4.0%
		Singapore Government Bonds:
3,688,000	SD	4.38%, 10/15/2005	2,263,490
25,445,000	SD	1.00%, 2/01/2006	15,276,850

			17,540,340

		SPAIN — 2.6%
		Spanish Government Bond:
8,517,000	EU	3.20%, 1/31/2006	11,127,485

		SWEDEN — 1.0%
		Swedish Government Bonds:
30,820,000	SK	3.50%, 4/20/2006	4,418,112

		SWITZERLAND — 13.3%
		Swiss Government Bond:
67,034,000	SF	4.50%, 4/8/2006	58,020,045

		UNITED KINGDOM — 2.0%
		United Kingdom Treasury Bond:
4,450,000	BP	8.50%, 12/07/2005	8,627,375

		TOTAL FOREIGN TREASURY OBLIGATIONS (Cost $321,457,918)	321,966,523

     See notes to the financial statements.

Prudent Bear Funds, Inc.
Prudent Global Income Fund
Schedule of Investments (cont.)
March 31, 2005
(Unaudited)

Shares		Value
	WARRANTS — 0.0%
2,000,000	BacTech Mining Corporation	$2,975
	Expiration March 2006, Exercise Price $1.00 CN (Acquired 3/15/2004, Cost $20,000)(1) r
687,500	First Majestic Resource Corp.	219,566
	Expiration May 2005, Exercise Price $1.85 CN
	(Acquired 5/07/2004, Cost $6,875)(1) r	—

	TOTAL WARRANTS (Cost $26,875)	222,541

	SHORT-TERM INVESTMENTS — 0.3%
	Mutual Funds — 0.3%
1,448,780	Treasury Cash Series II	1,448,780

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,448,780)	1,448,780

	TOTAL INVESTMENTS (Cost $412,578,867) — 96.2%	418,786,136

	Other Assets less Liabilities — 3.8%	16,614,710

	Total Net Assets — 100.0%	$435,400,846

[r]	Restricted security.
(1)	Fair valued investment.
(2)	Non-income producing security.
(3)	Redemption value linked to the value of gold bullion.
(4)	Affiliated company.
ADR	– American Depository Receipt
AU	– Australian Dollars
BP	– British Pounds
CN	– Canadian Dollars
DK	– Danish Krone
EU	– European Monetary Units
HK	– Hong Kong Dollars
IK	– Iceland Krona
JY	– Japanese Yen
NK	– Norwegian Kroner
NZ	– New Zealand Dollars
SD	– Singapore Dollars
SF	– Swiss Francs
SK	– Swedish Krona
See notes to the financial statements.

Prudent Bear Funds , Inc.
Notes to the Financial Statements
March 31, 2005
(Unaudited)
1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Prudent Bear Funds, Inc. (the “Company”) was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Company currently consists of three series: the Prudent Bear Fund, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) and the Prudent Bear Large Cap Fund (each a “Fund” and collectively the “Funds”). As of March 31, 2005, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund’s prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Global Income Fund commenced operations on February 2, 2000.

The following is a summary of significant accounting policies consistently followed by the Funds.
a)	Investment Valuation – Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
value on the day the valuation is made. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. At March 31, 2005, fair value investments represent 9.8% and 12.3% of net assets, at value, in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.
b)	Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund’s receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.
c)	Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received.
d)	Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

e)	Risks of Options, Futures Contracts and Options on Futures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
f)	Collateral on Short Sales, Written Options and Futures Contracts — As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts.
All collateral is required to be adjusted daily.
g)	Purchased Option Accounting — Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

h)	Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

i)	Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
j)	Restricted Securities — The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2005, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $37,073,983 and $12,235,231, respectively, representing 9.0% and 2.8% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

k)	Distributions to Shareholders — Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

l)	Federal Income Taxes — No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

m)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

n)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o)	Other — Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $868,415 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Global Income Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.
2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:
Prudent Bear Fund
No Load Shares:

	Six Months Ended
	March 31, 2005
	$	Shares
Sold	$89,879,147	16,568,823
Redemption Fees	2,460	—
Issued as reinvestment of dividends	—	—
Redeemed	(111,968,463)	(20,650,674)

Net Increase	$(22,086,856)	(4,081,851)

Shares Outstanding:
Beginning of Period		75,212,452

End of Period		71,130,601

Class C Shares:

	Six Months Ended
	March 31, 2005
	$	Shares
Sold	$6,565,787	1,242,615
Redemption Fees	—	—
Issued as reinvestment of dividends	—	—
Redeemed	(2,488,059)	(475,646)

Net Increase	$4,077,728	766,969

Shares Outstanding:
Beginning of Period		2,870,857

End of Period		3,637,826

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
No Load Shares:

	Year Ended
	September 30, 2004
	$	Shares
Sold	$469,264,003	75,117,041
Redemption Fees	51,170	—
Issued as reinvestment of dividends	22,076,569	3,560,737
Redeemed	(508,730,461)	(82,619,539)

Net Increase	$(17,338,719)	(3,941,761)

Shares Outstanding:
Beginning of Period		79,154,213

End of Period		75,212,452

Class C Shares:

	Year Ended
	September 30, 2004
	$	Shares
Sold	$10,213,520	1,733,761
Redemption Fees	6,687	—
Issued as reinvestment of dividends	487,969	80,258
Redeemed	(5,355,996)	(897,635)

Net Increase	$5,352,180	916,384

Shares Outstanding:
Beginning of Period		1,954,473

End of Period		2,870,857

Prudent Global Income

	Six Months Ended
	March 31, 2005
	$	Shares
Sold	$200,918,604	15,801,458
Redemption Fees	752	—
Issued as reinvestment of dividends	33,586,483	2,781,588
Redeemed	(235,288,498)	(18,803,812)

Net Increase	$(782,659)	(220,766)

Shares Outstanding:
Beginning of Period		37,301,563

End of Period		37,080,797

Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)

	Year Ended
	September 30, 2004
	$	Shares
Sold	$479,754,476	37,544,662
Redemption Fees	22,000	—
Issued as reinvestment of dividends	22,145,621	1,756,776
Redeemed	(512,591,195)	(40,447,791)

Net Increase	$(10,669,098)	(1,146,353)

Shares Outstanding:
Beginning of Period		38,447,916

End of Period		37,301,563

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended March 31, 2005, were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Purchases	$362,021,687	$519,242,373
Sales	$398,099,662	$538,660,522
Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended March 31, 2005, as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Purchases	$115,495,618	$298,336,059
Sales	$135,999,013	$302,806,074
At September 30, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Cost of investments	$438,722,083	$428,132,076

Gross unrealized appreciation	$37,091,358	$26,045,042
Gross unrealized depreciation	(36,067,823)	(3,500,110)

Net unrealized appreciation	$1,023,536	$22,544,932

Undistributed ordinary income	$—	$1,235,283
Undistributed long-term capital gain	—	5,856,582

Total distributable earnings	$—	$7,091,865

Other accumulated gains (losses)	$(138,795,813)	$374,303

Total accumulated earnings (losses)	$(137,772,278)	$30,011,100

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, adjustments for partnerships and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes. Undistributed ordinary income of the Prudent Bear Fund for tax purposes at September 30, 2004 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.
The tax character of distributions paid during the six months ended March 31, 2005 and the year ended September 30, 2004 were as follows:
Prudent Bear Fund

	Six months ended	Year ended
	March 31, 2005	September 30, 2004
Ordinary income	$—	$26,712,987
Long-term capital gain	—	—

	$—	$26,712,987

Prudent Global Income Fund

	Six months ended	Year ended
	March 31, 2005	September 30, 2004
Ordinary income	$32,428,286	$23,642,616
Long-term capital gain	5,166,569	590,705

	$37,594,855	$24,233,321

The tax components of capital loss carryovers as of September 30, 2004, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2004) are as follows:

	Net Capital	Capital Loss	Post-October
	Loss Carryover*	Carryover Expiration	Loss
Prudent Bear	$2,974,983	2011	$25,153,070
	90,004,020	2012

	$92,979,003

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.
For the fiscal year ended September 30, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
from net investment income designated as qualified dividend income were as follows (unaudited):

Prudent Bear Fund	1.30%
Prudent Global Income Fund	3.23%
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2004 were as follows (unaudited):

Prudent Bear Fund	0.10%
Prudent Global Income Fund	1.80%
4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds’ daily net assets. Certain officers of the Adviser are also officers of the Funds.
U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC (“Quasar”) serves as distributor and principal underwriter for the Funds.
During 2004 Prudent Bear Fund and Prudent Global Income Fund were reimbursed $1,655,543 and $894,005, respectively by U.S. Bancorp Fund Services, LLC for charges related to certain transactions conducted with an affiliate of Quasar during 2002 through 2004. Such revenues are included as “Other Income” in the Statements of Operations of the Funds.
5. EXPENSE REDUCTIONS AND RECOVERY
The Adviser had directed certain of the Funds’ portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the period ended September 30, 2004, the Prudent Bear Fund’s expenses were reduced by $71,477 by utilizing directed brokerage credits resulting in an expense ratio, before dividends on short positions, of 1.83% and 2.58% being charged to Prudent Bear Fund No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount,

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.
Under the terms of the Prudent Global Income’s Investment Advisory Agreement (“Agreement”) with David W. Tice & Associates, Inc., any Fund expenses waived or reimbursed by the Advisor may be recovered by the Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. During the year ended September 30, 2004, the Advisor recovered $181,187 from the Prudent Global Income Fund.
6. FUTURES CONTRACTS
At March 31, 2005, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $2,310,750 is included in the net unrealized appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

		Market Value
Number of		of Underlying	Unrealized
Contracts	Underlying Instrument	Instrument	Appreciation
(120)	NASDAQ 100 Index Futures	$(17,892,000)	$582,000
	June 2005
(75)	Russell 2000 Index Futures	(23,167,500)	491,250
	June 2005
(190)	S&P 500 Index Futures	(56,235,250)	1,237,500
	June 2005

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
7. TRANSACTIONS WITH AFFILIATES
The following companies are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2004 through March 31, 2005. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such companies are:
Prudent Bear Fund

	Share			Share
	Balance At			Balance At		Realized
	October 1,			March 31,		Gains
Security Name	2004	Purchases	Sales	2005	Dividends	(Losses)
Altius Minerals Corporation	1,705,400	—	711,100	994,300	—	$1,855,441
Aquiline Resources, Inc.*	1,686,331	684,615	400,000	1,970,946	—	25,170
Candente Resource Corp.	2,232,550	—	1,727,550	505,000	—	428,598
Capstone Gold Corp.*	2,651,033	2,561,765	—	5,212,798	—	—
Cardero Resource Corp.*	3,355,600	—	269,500	3,086,100	—	490,706
Cascadero Copper Corporation*	—	1,777,778	—	1,777,778	—	—
Franklin Lake Resources Inc.*	857,143	—	—	857,143	—	—
Fronteer Development Group Inc.*	1,109,091	2,511,600	—	3,620,691	—	—
Gateway Gold Corp.*	1,300,000	—	—	1,300,000	—	—
Golden Cycle Gold Corporation*	1,298,265	—	—	1,298,265	—	—
International KRL Resources Corp.*	1,300,000	—	—	1,300,000	—	—
IRIDEX Corporation*	374,241	—	—	374,241	—	—
Itronics Inc.*	2,364,962	5,338,726	490,000	7,213,688	—	(7,837)
Jubilee Platinum plc	7,355,000	650,000	8,005,000	—	—	(172,233)
KleenAir Systems, Inc.*	3,141,045	—	—	3,141,045	—	—
Mag Silver Corporation*	2,000,000	—	—	2,000,000	—	—
Northern Lion Gold Corp*	2,901,700	—	30,000	2,871,700	—	(16,092)
Odyssey Resources Limited*	3,477,000	—	75,000	3,402,000	—	(11,993)
Palladon Ventures Ltd.*	1,809,523	—	—	1,809,523	—	—
Pershing Resources Corporation Inc.*	3,235,000	—	—	3,235,000	—	—
Riddarhyttan Resources AB	2,942,000	226,307	3,000,000	168,307	—	2,006,788
Rimfire Minerals Corporation*	2,000,000	—	—	2,000,000	—	—
Sabina Resources Limited*	2,212,000	1,168,300	—	3,380,300	—	—
Sonic Environmental Solutions Inc.*	1,316,300	—	—	1,316,300	—	—
Sunridge Gold Corp.*	1,372,767	—	—	1,372,767	—	—
Trade Winds Ventures Inc.*	1,825,000	800,000	—	2,625,000	—	—
					—

					—	$4,598,548

*	Affiliated as of March 31, 2005.

      Prudent Bear Funds, Inc.
Notes to the Financial Statements (continued)
The following companies are affiliated with the Prudent Global Income Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2004 through March 31, 2005. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the companies are:
Prudent Global Income Fund

	Share			Share
	Balance At			Balance At		Realized
	October 1,			March 31,		Gains
Security Name	2004	Purchases	Sales	2005	Dividends	(Losses)
First Majestic Resource Corp.*	1,375,000	—	—	1,375,000	—	$—
Riddarhyttan Resources AB	4,033,500	310,269	—	4,343,769	—	—

						$—

*	Affiliated as of March 31, 2005.
8. SERVICE AND DISTRIBUTION PLAN
The Funds have adopted Service and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds’ average daily net assets for the Prudent Bear No Load shares and Prudent Global Income Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $477,122 for the No Load Shares and $85,784 for the Class C Shares pursuant to the Plans for the period ended March 31, 2005. The Prudent Global Income Fund incurred $659,824 pursuant to the Plan for the period ended March 31, 2005.

      Prudent Bear Funds, Inc.
Availability of Quarterly Portfolio Schedule
     Beginning with the Funds’ fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Information
     Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2004 is available at the Funds’ website at http://www.prudentbear.com or on the website of the Securities and Exchange Commission at http://www.sec.gov.

Prudent Bear Funds, Inc.
Investment Adviser
     David W. Tice & Associates, LLC
     43-46 Norre Gade, Suite 137
     Charlotte Amalie, St. Thomas, U.S. Virgin Islands 00802
     http://www.prudentbear.com
Administrator, Transfer Agent,
Dividend Paying Agent & Shareholder
Servicing Agent
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     1-800-711-1848
Custodian
     U.S. Bank, N.A.
     P.O. Box 701
     Milwaukee, Wisconsin 53201
Independent Registered Public Accounting Firm
      PricewaterhouseCoopers LLP
      Milwaukee, Wisconsin
Legal Counsel
      Foley & Lardner LLP
      Milwaukee, Wisconsin

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

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Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prudent Bear Funds, Inc.

By (Signature and Title) /s/ David W. Tice

David W. Tice, President

Date August 22, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David W. Tice
David W. Tice, President

Date August 22, 2005

By (Signature and Title) /s/ David W. Tice

David W. Tice, Treasurer

Date August 22, 2005

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